UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2018

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The Jones Financial Companies, L.L.L.P. (the “Partnership” or the “Firm”) is disclosing certain of its results of operations related to calendar year 2017. The full text of this information is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 3.02.	Unregistered Sales of Equity Securities.

On January 8, 2018, the Partnership issued subordinated limited partnership interests (the “SLP Interests”), which are fully described in the Partnership’s Nineteenth Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of June 6, 2014 (which was filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K, dated June 6, 2014). The Partnership issued the SLP Interests pursuant to Regulation D under the Securities Act to current general partners and retiring general partners of the Partnership for an aggregate price of $51,642,696.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After almost 35 years of service to Edward D. Jones & Co., L.P. (“Edward Jones”) and its clients, the Partnership announced that Timothy J. Kirley, general partner, member of the Partnership’s Executive and Management Committees, and the Edward Jones Country Leader in Canada, intends to retire effective June 30, 2018. Mr. Kirley joined Edward Jones in 1983 as a Financial Advisor and later Regional Leader in Michigan. He was named a general partner of the Partnership in 1994. During his tenure, Mr. Kirley has held various roles at the Partnership, including establishing Edward Jones’ former United Kingdom affiliate and serving as the Partnership’s Chief Strategy Officer until assuming his current role. Since 2015, Mr. Kirley has served as the Country Leader in Canada, with overall responsibility for Edward Jones in Canada.

Item 8.01.	Other Events.

On January 12, 2018, the Partnership, the parent company of Edward Jones, its principal operating subsidiary, announced to its employees that the Partnership currently anticipates that it will undertake a registered offering of $450 million in limited partnership interests beginning in calendar year 2018. As with prior offerings, the limited partnership offering would generally be limited to current employees of the Partnership and its subsidiaries as identified by the Executive Committee of the Partnership pursuant to various objective and subjective criteria established by the Executive Committee. Members of the Executive Committee will not be permitted to participate in the offering. The terms of the limited partnership interests would be as described in the Partnership’s filings with the U.S. Securities and Exchange Commission from time to time. The Partnership currently anticipates the net proceeds would be used for general corporate purposes.

The completion of the limited partnership offering would be subject to various factors, including the Partnership’s assessment of general economic conditions in 2018 as well as the Firm’s overall performance in 2018. There can be no assurance that the limited partnership offering will be completed in 2018 or at all.

Cautionary Statement

Item 8.01 of this Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. The offering of limited partnership interests will only be made pursuant to an applicable prospectus or other offering memorandum that the Partnership will distribute to eligible offerees. The offers of limited partnership interests will not be made to any individual in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the limited partnership offers to be made by a licensed broker or dealer, the limited partnership offers will be deemed to be made on behalf of the Partnership by one or more of the dealer managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.

You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “will,” “should,” and other expressions which predict or indicate future events and trends and which do not relate to historical matters. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Partnership. These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Partnership to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause differences between forward-looking statements and actual events include, but are not limited to, the following: (1) general economic conditions, including an economic downturn or volatility in the U.S. and/or global securities markets; (2) regulatory actions; (3) changes in legislation or regulation, including new regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated by the Department of Labor, including, without limitation, rules promulgated under the Employee Retirement Income Security Act of 1974, as amended; (4) actions of competitors; (5) litigation; (6) the ability of clients, other broker-dealers, banks, depositories and clearing organizations to fulfill contractual obligations; (7) changes in interest rates; (8) changes in technology and other technology-related risks; (9) a fluctuation or decline in the fair value of securities; (10) our ability to attract and retain qualified financial advisors and other employees; and (11) the risks discussed under Part I, Item 1A – Risk Factors in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 and Part II, Item 1A – Risk Factors in the Partnership’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 29, 2017. These forward-looking statements were based on information, plans, and estimates at the date of this report, and the Partnership does not undertake to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Certain results of operations related to calendar year 2017 disclosed by the Partnership on January 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date: January 12, 2018	By:	/s/ Kevin D. Bastien
	Name:	Kevin D. Bastien
	Title:	Chief Financial Officer